Exhibit 99.1

Entercom Communications Corp.

Reports First Quarter Results and Announces $0.075 Quarterly Dividend

(Bala Cynwyd, Pa. May 2, 2016) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended March 31, 2016.

First Quarter Highlights

•	Net revenues for the quarter increased 23% to $96.1 million

•	Station expenses increased 21% to $71.5 million

•	Station operating income increased 28% to $24.6 million

•	Adjusted EBITDA increased 32% to $18.3 million

•	Adjusted net income per share increased 125% to $0.09

•	Free cash flow more than doubled to $8.1 million

•	Leverage declined to 4.0x, down from 4.4x at 2015 year end

First quarter operating results include the impact of the transaction with Lincoln Financial Media and the station exchange with Bonneville International Corporation which started in July 2015.

The Company also announced today that its Board of Directors approved the initiation of a regular quarterly cash dividend program and declared a dividend of $0.075 per share. The dividend will be payable on June 15, 2016 to shareholders of record as of the close of business on May 25, 2016.

David J. Field, President and Chief Executive Officer, stated: “I am very pleased to report that the Entercom team delivered an outstanding first quarter, growing revenues by 6% on a same-station basis. Adjusted earnings per share and free cash flow both more than doubled and we continue to enhance our strong balance sheet. Our performance is being driven by many factors, most notably our strategic focus on strong local brands and personalities, and our enhanced sales execution and capabilities. I am also delighted to announce today that Entercom is initiating a quarterly cash dividend of 7 1/2 cents per share, commencing in June. Looking ahead, we feel good about our growth prospects and believe we are well-positioned for continued success.”

Additional Information

During the quarter, the Company completed the sale of a Denver, Colorado AM station for $3.8 million in cash which it acquired through its acquisition of Lincoln Financial Media. The sale generated a gain of $0.3 million.

Exhibit 99.1 - Page 1

As of March 31, 2016 the Company had $468.9 million of senior debt and senior notes and $14.6 million in cash. The Company’s leverage at the end of the first quarter declined to 4.0x, down from 4.4x at 2015 year end. In addition, the Company had $27.6 million in perpetual cumulative convertible preferred stock.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Monday, May 2, 2016 at 10:30 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-426-7250 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM) founded in 1968, is the fourth-largest radio broadcasting company in the US. Entercom’s portfolio includes 124 highly rated radio stations in 27 top markets. Laser focused on investing in local communities, content and talent, our brands reach and engage 40 million people a week. We are known for developing unique and highly successful locally programmed stations, delivering a curated mix of outstanding local personalities, and a broad range of compelling music, news, talks and sports content. With the integration of SmartReach Digital into our product suite, we deliver unparalleled ROI by connecting brands to audiences through our branded sites and over 6,000 events a year.

Entercom is a Philadelphia based company. More information is available at www.Entercom.com, Facebook and Twitter (@entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs and restructuring charges; and gain or loss on sale or disposition of assets.

Exhibit 99.1 - Page 2

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management is ignored for the purpose of computing this data.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by

Exhibit 99.1 - Page 3

excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 4

First Quarter 2016

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2016	2015
STATEMENTS OF OPERATIONS
Net Revenues	$96,103	$78,420

Station Expenses	71,488	59,190
Station Expense—Non-Cash Compensation	227	177
Corporate Expenses	6,344	5,345
Corporate Expenses—Non-Cash Compensation	1,254	934
Depreciation And Amortization	2,447	1,955
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Impairment loss	62	—
Net Gain On Sale Or Disposition of Assets	(464)	(157)

Total Operating Expenses	81,358	69,167

Operating Income	14,745	9,253

Other Expense (Income) Items:
Net Interest Expense	9,392	9,279

Total Other Expense	9,392	9,279

Income (Loss) Before Income Taxes	5,353	(26)
Income Taxes	941	67

Net Income (Loss) Available To The Company	4,412	(93)
Preferred Stock Dividend	413	—

Net Income (Loss) Available To Common Shareholders	$3,999	$(93)

Net Income (Loss) Available To Common Shareholders Per Share—Basic	$0.10	$—

Net Income (Loss) Available To Common Shareholders Per Share—Diluted	$0.10	$—

Weighted Common Shares Outstanding—Basic	38,448	38,026

Weighted Common Shares Outstanding—Diluted	39,260	38,026

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$965	$1,994
Income Taxes Paid	$140	$16
Cash Interest	$3,080	$2,861
Cash Dividends On Preferred Stock	$413	$—

SELECTED BALANCE SHEET DATA	March 31,
	2016	2015
Cash and Cash Equivalents	$14,634	$46,580
Total Assets	$1,006,221	$930,891
Current Portion Of Senior Debt	$32,210	$31,260
Senior Debt (including Current Debt)	$250,515	$261,250
Senior Notes	$218,360	$218,011
Perpetual Cumulative Convertible Preferred Stock	$27,619	$—
Total Shareholders’ Equity	$364,791	$328,732

Exhibit 99.1 - Page 5

OTHER FINANCIAL DATA

	Three Months Ended March 31,
	2016	2015
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$71,715	$59,367
Station Expenses—Non-Cash Compensation	(227)	(177)

Station Expenses	$71,488	$59,190

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$7,598	$6,279
Corporate Expenses—Non-Cash Compensation	(1,254)	(934)

Corporate Expenses	$6,344	$5,345

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$14,745	$9,253
Corporate Expenses	6,344	5,345
Corporate Expenses—Non-Cash Compensation	1,254	934
Station Expenses—Non-Cash Compensation	227	177
Depreciation And Amortization	2,447	1,955
Impairment Loss	62	—
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Net Gain On Sale Or Disposition of Assets	(464)	(157)

Station Operating Income	$24,615	$19,230

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted EBITDA
Net Income (Loss) Available To Common Shareholders	$3,999	$(93)
Income Taxes	941	67
Total Other Expense	9,392	9,279
Corporate Expenses—Non-Cash Compensation	1,254	934
Station Expenses—Non-Cash Compensation	227	177
Depreciation And Amortization	2,447	1,955
Impairment Loss	62	—
Preferred Stock Dividend	413	—
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Net Gain On Sale Or Disposition of Assets	(464)	(157)

Adjusted EBITDA	$18,271	$13,885

Exhibit 99.1 - Page 6

	Three Months Ended March 31,
	2016	2015
Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$3,999	$(93)
Depreciation And Amortization	2,447	1,955
Deferred Financing Costs Included In Interest Expense	687	707
Amortization Of Original Issue Discount Included In Interest Expense	91	82
Non-Cash Compensation Expense	1,481	1,111
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Impairment Loss	62	—
Net Gain On Sale Or Disposition of Assets	(464)	(157)
Income Taxes	941	67
Capital Expenditures	(965)	(1,994)
Income Taxes Paid	(140)	(16)

Free Cash Flow	$8,139	$3,385

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$14,745	$9,253
Depreciation and Amortization	2,447	1,955
Non-Cash Compensation Expense	1,481	1,111
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,614)	(8,490)
Impairment Loss	62	—
Preferred Stock Dividend	(413)	—
Capital Expenditures	(965)	(1,994)
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Net (Gain) Loss On Sale Or Disposition of Assets	(464)	(157)
Income Taxes Paid	(140)	(16)

Free Cash Flow	$8,139	$3,385

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$3,999	$(93)
Preferred Stock Dividend	413	—
Income Taxes	941	67
Merger And Acquisition Costs And Restructuring Charges	—	1,723
Impairment Loss	62	—
Net Gain On Sale Or Disposition of Assets	(464)	(157)
Non-Cash Compensation Expense	1,481	1,111

Adjusted Income Before Income Taxes	6,432	2,651
Income Taxes	2,573	1,060

Adjusted Net Income Available To The Company	3,859	1,591
Preferred Stock Dividend	413	—

Adjusted Net Income	$3,446	$1,591

Numerator For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Adjusted Net Income	$3,446	$1,591
Preferred Stock Dividend, As If Converted Unless Anti-Dilutive	—	—

	$3,446	$1,591

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Weighted Common Shares Outstanding—Diluted As Reported	39,260	38,026
Dilutive Shares Not Included When Reporting A Loss	—	935
Preferred Stock, As If Converted Unless Anti-Dilutive	—	—

	39,260	38,961

Adjusted Net Income Per Share—Diluted	$0.09	$0.04

Exhibit 99.1 - Page 7